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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): May 30, 2002

AMERICA FIRST MORTGAGE INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

399 Park Avenue, 36th Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 935-8760

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On May 31, 2002, America First Mortgage Investment, Inc. (the "Company") issued a press release announcing the pricing of a public offering of its common stock. A copy of the press release dated May 31, 2002, is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. EXHIBITS

        Exhibit 1.1 is filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing such otherwise required exhibit to the registration statement on Form S-3 of the Registrant, file no. 333-70082, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

1.1	Underwriting Agreement dated May 30, 2002.
99.1	Press Release dated May 31, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MORTGAGE INVESTMENTS, INC.
By:	/s/ STEWART ZIMMERMAN Stewart Zimmerman Chief Executive Officer

Date: June 4, 2002

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
SIGNATURES